Exhibit 10.2

DELCATH SYSTEMS, INC.

PLACEMENT AGENCY AGREEMENT

October 23, 2013

Roth Capital Partners, LLC

888 San Clemente Drive

Newport Beach, CA 92660

Ladies and Gentlemen:

Delcath Systems, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions herein, to issue and sell an aggregate of up to (i) 20,960,000 shares (the “Shares”) of its common stock, par value $0.01 per share (the “Common Stock”), and (ii) 9,432,000 warrants to purchase shares of Common Stock (the “Warrants”) to certain investors (each an “Investor” and, collectively, the “Investors”), in an offering under its registration statement on Form S-3 (Registration No. 333-183675). The shares of Common Stock issuable upon exercise of the Warrants are hereinafter referred to as the “Warrant Shares” and the Shares, the Warrants and the Warrant Shares are hereinafter referred to as the “Securities”. The Securities are more fully described in the Prospectus (as defined below). The Company desires to engage Roth Capital Partners, LLC (“Roth”) in connection with such issuance and sale of the Securities.

The Company hereby confirms its agreement with you as follows:

1. Agreement to Act as Placement Agent.

(a) On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement between the Company and you, Roth shall be the Company’s exclusive placement agent (in such capacity, the “Placement Agent”), on a best efforts basis, in connection with the issuance and sale by the Company of the Securities to the Investors in a proposed takedown under the Registration Statement (as defined below), with the terms of each offering to be subject to market conditions and negotiations between the Company, the Placement Agent and the prospective Investors (such takedown shall be referred to herein as the “Offering”). As compensation for services rendered, and provided that any of the Securities are sold to Investors in the Offering, on the Closing Date (as defined below) of the Offering, the Company shall pay to the Placement Agent an amount equal to 7.0% of the gross proceeds received by the Company from the sale of the Securities to all Investors (the “Placement Fee”) plus reimbursable costs and expenses of the Placement Agent pursuant to Section 4. The Placement Fee shall be payable to the Placement Agent at Closing, based upon the sale of the Shares, as provided in the Subscription Agreements (defined below). The sale of the Securities shall be made pursuant to securities purchase agreements in the form included as Exhibit A hereto (the “Subscription Agreements”) on the terms described on Exhibit B hereto. The Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer in whole or in part. Notwithstanding the foregoing, it is understood and agreed that the Placement Agent or any of their respective affiliates may, solely at their discretion and without any obligation to do so, purchase Securities as principal; provided, however, that any such purchases by the Placement Agent (or their respective affiliates) shall be fully disclosed to the Company and approved by the Company in accordance with the previous sentence.

(b) This Agreement shall not give rise to any commitment by the Placement Agent to purchase any of the Securities, and the Placement Agent shall have no authority to bind the Company. The Placement Agent shall act on a best efforts basis and does not guarantee that it will be able to raise new capital in the Offering. The Placement Agent may retain other brokers or dealers to act as sub-agents on its behalf in connection with the Offering, the fees of which shall be paid out of the Placement Fee.

(c) The Company acknowledges and agrees that the Placement Agent shall act as an independent contractor, and not as a fiduciary, and any duties of the Placement Agent with respect to investment banking services to the Company, including the offering of the Securities contemplated hereby (including in connection with determining the terms of the Offering), shall be contractual in nature, as expressly set forth herein, and shall be owed solely to the Company. Each party disclaims any intention to impose any fiduciary or similar duty on the other. Additionally, the Placement Agent has not advised, nor is it advising, the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction with respect to the transactions contemplated hereby. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Placement Agent shall have no responsibility or liability to the Company with respect thereto. Any review by the Placement Agent of the Company, the transactions contemplated hereby or other matters relating to such transactions has been and will be performed solely for the benefit of the Placement Agent and has not been and shall not be on behalf of the Company or any other person. It is understood that the Placement Agent has not and will not be rendering an opinion to the Company as to the fairness of the terms of the Offering. Notwithstanding anything in this Agreement to the contrary, the Company acknowledges that the Placement Agent may have financial interests in the success of the Offering contemplated hereby that are not limited to the Placement Fee. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agent with respect to any breach or alleged breach of fiduciary duty.

(d) Payment of the purchase price for, and delivery of, the Securities shall be made at a closing (the “Closing”) at the offices of LeClairRyan, A Professional Corporation, counsel for the Placement Agent, located at 885 Third Avenue, New York, New York, at 10 a.m., New York time, as soon as practicable after the determination of the public offering price of the Securities, but not later than on October 28, 2013 except as otherwise agreed upon by the Company and the Placement Agent (such date of payment and delivery being herein called the “Closing Date”). All such actions taken at the Closing shall be deemed to have occurred simultaneously. No Securities which the Company has agreed to sell pursuant to this Agreement and the Subscription Agreements shall be deemed to have been purchased and paid for, or sold by the Company, until such Securities shall have been delivered to the Investor thereof against payment therefor by such Investor. If the Company shall default in its obligations to deliver Securities to an Investor whose offer it has accepted, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim or damage incurred by the Placement Agent arising from or as a result of such default by the Company.

(e) On the Closing Date, (i) the Investors will wire the purchase price for their respective Securities through their delivery versus payment (“DVP”) account set up at Roth as executing broker. Roth will use its Syndicate account as a facilitation account to settle Investors purchases. The Company shall deliver or cause to be delivered the Securities to Roth on behalf of the Investors, with the delivery of the Shares to be made, through the facilities of The Depository Trust Company’s DWAC system, and the delivery of the Warrants to be made by mail to the Investors to the addresses set forth on the applicable Subscription Agreement. Upon confirmation of the Shares by Roth on behalf of the Investors, Roth will instruct its clearing firm to release the wire to the Company. This will all occur during a closing call scheduled to settle the transaction.

(f) The Securities shall be registered in such names and in such denominations as the Placement Agent shall request by written notice to the Company.

2. Representations, Warranties and Agreements of the Company.

The Company hereby represents, warrants and covenants to the Placement Agent as of the date hereof, and as of the Closing Date of the Offering, as follows:

(a) Filing of Registration Statement. The Company has prepared and filed, in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the published rules and regulations thereunder (the “Rules and Regulations”) adopted by the Securities and Exchange Commission (the “Commission”), a registration statement, including a prospectus, on Form S-3 (File No. 333-183675), which became effective on October 9, 2012, relating to the Securities and the offering thereof (the “Offering”) from time to time in accordance with Rule 415(a)(1)(x) of the Rules and Regulations, and such amendments thereof as may have been required to the date of this Agreement. The term “Registration Statement” as used in this Agreement means the aforementioned registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Securities Act, as such section applies to the Placement Agent (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein and (ii) any information in the corresponding Base Prospectus (as defined below) or a prospectus supplement filed with the Commission pursuant to Rule 424(b) under the Securities Act, to the extent such information is deemed pursuant to Rule 430A (“Rule 430A”), 430B (“Rule 430B”) or 430C (“Rule 430C”) under the Securities Act to be a part thereof at the Effective Time. If the Company has filed an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Rules and Regulations (the “Rule 462(b) Registration Statement”), then any reference herein to the term “Registration Statement” shall also be deemed to include such Rule 462(b) Registration Statement. For purposes of this Agreement, all references to the Registration Statement, the Base Prospectus, the Prospectus (as defined below) or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). All references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and which is deemed to be incorporated therein by reference.

(b) Effectiveness of Registration Statement; Certain Defined Terms. The Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form S-3 under the Securities Act. The aggregate market value of the Company’s voting and non-voting common equity held by non-affiliates of the Company was at least $75 million within 60 days prior to March 13, 2013 (the date of filing the Company’s 2012 Annual Report on Form 10-K with the Commission). The Company has complied, to the Commission’s satisfaction, with all requests of the Commission for additional or supplemental information. No stop order preventing or suspending use of the Registration Statement or the Prospectus or the effectiveness of the Registration Statement has been issued by the Commission, and no proceedings for such purpose pursuant to Section 8A of the Securities Act against the Company or related to the Offering have been instituted or are pending or, to the Company’s knowledge, are contemplated or threatened by the Commission, and any request received by the Company on the part of the Commission for additional information has been complied with. As used in this Agreement:

(1) “Base Prospectus” means the prospectus included in the Registration Statement at the Effective Time.

(2) “Disclosure Package” means (i) the Base Prospectus, (ii) each Issuer Free Writing Prospectus, if any, filed or used by the Company on or before the Time of Sale and listed on Schedule I hereto (other than a roadshow that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations) and (iii) the information included on Exhibit B hereto all considered together.

(3) “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Rules and Regulations relating to the Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Rules and Regulations.

(4) “Prospectus” means the prospectus supplement (including the Base Prospectus) relating to the Securities in the form it was first filed with the Commission pursuant to Rule 424(b) and 430B of the Securities Act.

(5) “Time of Sale” means 9:00 a.m., New York time, on the date of this Agreement.

(c) Contents of Registration Statement. The Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the Time of Sale and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Securities (the “Prospectus Delivery Period”), will comply, in all material respects, with the requirements of the Securities Act; the Registration Statement did not, as at the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, provided, that the Company makes no representation or warranty in this Section 2(c) with respect to statements in or omissions from the Registration Statement in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agent Information (as defined in Section 7 hereof).

(d) Contents of Prospectus. The Prospectus will comply, as of the date that it is filed with the Commission, the date of its delivery to prospective purchasers and at all times during the Prospectus Delivery Period, in all material respects, with the requirements of the Securities Act; at no time during the period that begins on the date the Prospectus is filed with the Commission and ends at the end of the Prospectus Delivery Period will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, that the Company makes no representation or warranty with respect to statements in or omissions from the Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agent Information.

(e) Incorporated Documents. Each of the documents incorporated or deemed to be incorporated by reference in the Registration Statement, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied, in all material respects, with the requirements of the Exchange Act, were filed on a timely basis with the Commission and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Disclosure Package. The Disclosure Package, as of the Time of Sale, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company makes no representations or warranty in this paragraph with respect to statements in or omissions from the Disclosure Package in reliance upon, and in conformity with, written information furnished to the Company by the Placement specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agent Information.

(g) Distributed Materials; Conflict with Registration Statement. Other than the Base Prospectus and the Prospectus, the Company has not made, used, prepared, authorized, approved or referred to and will not make, use, prepare, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Schedule I hereto and other written communications approved in advance by the Placement Agent.

(h) Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, if any, conformed or will conform in all material respects to the requirements of the Securities Act on the date of first use, and the Company has complied or will comply with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act. Each Issuer Free Writing Prospectus, if any, when considered together with the Disclosure Package, as of its issue date and at all subsequent times through the completion of the Prospectus Delivery Period did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified; or includes an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading; provided, that the Company makes no representation or warranty with respect to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agent Information.

(i) Not an Ineligible Issuer. (1) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and (2) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 (“Rule 405”) under the Securities Act.

(j) Due Incorporation. The Company and each Subsidiary (defined below) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of organization, with the corporate power and authority to own its properties and to conduct its business as currently being conducted and as described in the Registration Statement, the Prospectus and the Disclosure Package. The Company and each Subsidiary is duly qualified to transact business and is in good standing as a foreign corporation or other legal entity in each other jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing or have such power or authority (i) would not have, individually or in the aggregate, a material adverse effect upon, the general affairs, business, operations, prospects, properties, financial condition, or results of operations of the Company, taken as a whole, or (ii) impair in any material respect the power or ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by this Agreement, including the issuance and sale of the Securities (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”).

(k) Subsidiaries. The Company has no subsidiaries (as defined in Rule 405 of the Securities Act) other than those entities listed on Schedule V hereto (each a “Subsidiary” and collectively, the “Subsidiaries”). The Company, directly or indirectly, owns all of the issued and outstanding capital stock or other equity interests of each Subsidiary and, except as otherwise described in the Disclosure Package, does not own any beneficial interest, directly or indirectly, in any other corporation, partnership, joint venture or other business entity.

(l) Due Authorization and Enforceability. The Company has the full right, power and authority to enter into this Agreement, the Subscription Agreements, and the Warrants and to perform and discharge its obligations hereunder and thereunder; and this Agreement and the Warrants have been duly authorized, executed and delivered by the Company, and each constitutes the valid, legal and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(m) The Securities. The issuance of the Shares and the Warrant Shares have been duly and validly authorized by the Company and when issued, delivered and paid for in accordance with the terms of this Agreement or the Warrants, as applicable, will have been duly and validly issued and will be fully paid and nonassessable, will not be subject to any statutory or contractual preemptive rights or other rights to subscribe for or purchase or acquire any shares of Common Stock of the Company, which have not been waived or complied with and will conform in all material respects to the description thereof contained in the Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same. The Warrant Shares have been duly authorized and reserved for issuance pursuant to the terms of the Warrants, and when issued by the Company upon valid exercise of the Warrants and payment of the exercise price, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof and contained in the Disclosure Package and the Prospectus.

(n) Capitalization. The information set forth under the caption “Capitalization” in the Disclosure Package and the Prospectus is fairly presented on a basis consistent with the Company’s financial statements. The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus under the caption “Description of Securities We Are Offering” and in the Disclosure Package. The issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and have been issued in compliance with all federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase or acquire any securities of the Company. There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable for, any capital stock of the Company other than those described in the Prospectus and the Disclosure Package. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Prospectus and the Disclosure Package, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(o) No Conflict. The execution, delivery and performance by the Company of this Agreement, each Subscription Agreement, and the Warrants and the consummation of the transactions contemplated hereby, and thereby including the issuance and sale by the Company of the Securities, will not conflict with or result in a breach or violation of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under), give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or any Subsidiary pursuant to (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or any of their respective properties may be bound or to which any of the property or assets of the Company or any Subsidiary is subject, (ii) result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary, or (iii) result in any violation of any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their properties or assets.

(p) No Consents Required. No approval, authorization, consent or order of or filing, qualification or registration with, any court or governmental agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required in connection with the execution, delivery and performance of this Agreement or the Warrants by the Company, the issuance and sale of the Securities or the consummation by the Company of the transactions contemplated hereby or thereby other than (i) as may be required under the Securities Act, (ii) any necessary qualification of the Shares and Warrant Shares under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered, (iii) under the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”) or (iv) the NASDAQ in connection with the distribution of the Securities.

(q) Preemptive Rights. Except as otherwise described in the Registration Statement, the Prospectus and the Disclosure Package, there are no preemptive rights or other rights (other than rights which have been waived in writing in connection with the transactions contemplated by this Agreement or otherwise satisfied) to subscribe for or to purchase any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, or any agreement or arrangement between the Company and any of the Company’s stockholders, or to the Company’s knowledge, between or among any of the Company’s stockholders, which grant special rights with respect to any shares of the Company’s capital stock or which in any way affect any stockholder’s ability or right freely to alienate or vote such shares.

(r) Registration Rights. Except as otherwise described in the Registration Statement, Prospectus and the Disclosure Package, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived in writing in connection with the transactions contemplated by this Agreement or otherwise satisfied) to require the Company to register any securities with the Commission.

(s) Independent Accountants. Ernst & Young LLP (“E&Y LLP”), whose reports on the consolidated financial statements of the Company are incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, is (A) an independent public accounting firm within the meaning of the Securities Act, (B) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)), and (C) to the Company’s knowledge, not in violation of the auditor independence requirements of the Sarbanes-Oxley Act.

(t) Financial Statements. The financial statements of the Company, together with the related schedules and notes thereto, included or incorporated by reference in the Prospectus and the Disclosure Package, comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects (i) the financial condition of the Company as of the dates indicated and (ii) the consolidated results of operations, stockholders’ equity and changes in cash flows of the Company for the periods therein specified; and such financial statements and related schedules and notes thereto have been prepared in conformity with United States generally accepted accounting principles, consistently applied throughout the periods involved (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end adjustments). There are no other financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Prospectus or the Disclosure Package; and all disclosures contained in the Registration Statement, the Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10(e) of Regulation S-K under the Securities Act, to the extent applicable, and present fairly the information shown therein and the Company’s basis for using such measures.

(u) Absence of Material Changes. Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, and except as may be otherwise stated or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, there has not been (i) any Material Adverse Effect, (ii) any transaction which is material to the Company or any Subsidiary, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, (v) any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the conversion of convertible indebtedness), or material change in the short-term debt or long-term debt of the Company or any Subsidiary (other than upon conversion of convertible indebtedness) or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock (other than grants of stock options under the Company’s stock option plans existing on the date hereof) of the Company or any Subsidiary.

(v) Legal Proceedings. There are no legal or governmental actions, suits, claims or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the

Company or any Subsidiary is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Food and Drug Administration of the U.S. Department of Health and Human Services (the “FDA”)) which are required to be described in the Registration Statement, the Disclosure Package or the Prospectus and are not so described therein, or which, singularly or in the aggregate, if resolved adversely to the Company or any Subsidiary, would reasonably be likely to result in a Material Adverse Effect or prevent or materially and adversely affect the ability of the Company to consummate the transactions contemplated hereby.

(w) No Violation. Neither the Company nor any Subsidiary is in breach or violation of or in default (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, or constitute a default) (i) under the provisions of its charter or bylaws (or analogous governing instrument, as applicable) or (ii) in the performance or observance of any term, covenant, obligation, agreement or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its properties may be bound or affected, or (iii) in the performance or observance of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any Subsidiary or any of its properties, as applicable (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA), except, with respect to clauses (ii) and (iii) above, to the extent any such contravention has been waived or would not result in a Material Adverse Effect.

(x) Permits. The Company and each Subsidiary has made all filings, applications and submissions required by, and owns or possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities (including, without limitation, the FDA, and any other foreign, federal state or local government or regulatory authorities performing functions similar to those performed by the FDA) necessary to conduct its business as described in the Disclosure Package and the Prospectus (collectively, “Permits”), except for such Permits which the failure to obtain would not have a Material Adverse Effect (the “Immaterial Permits”), and is in compliance in all material respects with the terms and conditions of all such Permits other than the Immaterial Permits (the “Required Permits”). All such Required Permits held by the Company or any Subsidiary are valid and in full force and effect. Neither the Company nor any Subsidiary has received any notice of any proceedings relating to revocation or modification of, any such Required Permit, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(y) Not an Investment Company. Neither the Company nor any Subsidiary is or, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Prospectus, will be (i) required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

(z) No Price Stabilization. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any of the Company’s or any Subsidiary’s officers, directors, affiliates or controlling persons has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in, or which has constituted or which might reasonably be expected to constitute the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(aa) Good Title to Property. The Company and each Subsidiary has good and marketable title to all property (whether real or personal) described in the Registration Statement, the Disclosure Package and the Prospectus as being owned by it, in each case free and clear of all liens, claims, security interests, other encumbrances or defects (collectively, “Liens”), except such as are described in the Registration Statement, the Disclosure Package and the Prospectus and those that would not, individually or in the aggregate materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any Subsidiary. All of the property described in Disclosure Package and the Prospectus as being held under lease by the Company or any Subsidiary is held thereby under leases that are in full force and effect.

(bb) Intellectual Property Rights. The Company and each Subsidiary owns or possesses the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, software, databases, know-how, Internet domain names, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, and other intellectual property (collectively, “Intellectual Property”) necessary to carry on their respective businesses as currently conducted, and as proposed to be conducted and described in the Disclosure Package and the Prospectus, and neither the Company nor any Subsidiary is aware of any claim to the contrary or any challenge by any other person to the rights of the Company or any Subsidiary with respect to the foregoing except for those that could not have a Material Adverse Effect. The Intellectual Property licenses described in the Disclosure Package and the Prospectus are, to the knowledge of the Company, valid, binding upon, and enforceable by or against the parties thereto in accordance to their terms. The Company and each Subsidiary has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of, any Intellectual Property license, and neither the Company nor any Subsidiary has knowledge of any breach or anticipated breach by any other person to any Intellectual Property license. The Company’s and each Subsidiary’s businesses as now conducted and as proposed to be conducted, to the knowledge of the Company, do not and will not infringe or conflict with any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other Intellectual Property or franchise right of any person. Neither the Company nor any Subsidiary has received notice of any material claim against the Company or any Subsidiary alleging the infringement by the Company or any Subsidiary of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person. The Company and each Subsidiary has taken all reasonable steps to protect, maintain and safeguard its rights in all Intellectual Property, including the execution of appropriate intellectual property assignment, nondisclosure and confidentiality agreements, and no current or former employee or contractor is in violation of any such agreement or has retained any rights in such Intellectual Property. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s or any Subsidiary’s right to own, use, or hold for use any of the Intellectual Property as owned, used or held for use in the conduct of the businesses as currently conducted. Neither the Company nor any Subsidiary has entered into any agreement to indemnify any third party against a claim of intellectual property infringement.

The Company and each Subsidiary has duly and properly filed or caused to be filed with the United States Patent and Trademark Office (the “PTO”) and applicable foreign and international patent authorities all patent applications owned by the Company or any Subsidiary (collectively, the “Company Patent Applications”). To the knowledge of the Company, the Company each Subsidiary has complied with the PTO’s duty of candor and disclosure for the Company Patent Applications and has made no material misrepresentation in the Company Patent Applications. Neither the Company nor any Subsidiary is aware of any information material to a determination of patentability regarding the Company Patent Applications not called to the attention of the PTO or similar foreign authority. Neither the Company nor any Subsidiary is aware of any information not called to the attention of the PTO or similar foreign authority that would preclude the grant of a patent for the Company Patent Applications. Neither the Company nor any Subsidiary has knowledge of any information that would preclude the Company or any Subsidiary, as applicable, from having clear title to the Company Patent Applications. Neither the Company nor any Subsidiary has used any open source software in any Company product. The Company and each Subsidiary is in compliance with all relevant local, state, federal, and foreign laws related to the collection, storage and distribution of personally identifiable information and with all Company and any Subsidiary privacy policies and all applicable agreements. The consummation of the transactions contemplated by this Agreement will not violate any Company or any Subsidiary privacy obligations nor require the Company or any Subsidiary to provide any notice to, or seek any consent from, any employee, customer, supplier, service provide or other third party.

(cc) No Labor Disputes. No labor problem or dispute with the employees of the Company or any Subsidiary exists, or, to the Company’s knowledge, is threatened or imminent, which would reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary is aware that any key employee or significant group of employees of the Company or any Subsidiary plans to terminate employment with the Company or any Subsidiary. Neither the Company nor any Subsidiary has engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, result in a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any Subsidiary before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company and (C) no union representation dispute currently existing concerning the employees of the Company or any Subsidiary and (ii) to the Company’s knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company or any Subsidiary.

(dd) Taxes. The Company and each Subsidiary has (i) timely filed all necessary federal, state, local and foreign income and franchise tax returns (or timely filed applicable extensions therefore) that have been required to be filed and (ii) is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any Subsidiary is contesting in good faith and for which adequate reserves have been provided and reflected in the Company’s financial statements included in the Registration Statement, the Disclosure Package and the Prospectus. Neither the Company nor any Subsidiary has any tax deficiency that has been or, to the knowledge of the Company, is reasonably likely to be asserted or threatened against it that would result in a Material Adverse Effect.

(ee) ERISA. The Company and each Subsidiary is in compliance in all material respects with all presently applicable provisions of ERISA; no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any Subsidiary would have any liability; neither the Company nor any Subsidiary has incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(ff) Compliance with Environmental Laws. The Company and each Subsidiary (i) is in compliance with any and all applicable foreign, federal, state and local laws, orders, rules, regulations, directives, decrees and judgments relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of human health and safety or the environment which are applicable to their businesses (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business; and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, result in a Material Adverse Effect. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, result in a Material Adverse Effect.

(gg) Insurance. The Company and each Subsidiary maintains or is covered by insurance provided by recognized, financially sound and reputable institutions with insurance policies in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. All such insurance is fully in force on the date hereof and will be fully in force as of the Closing Date. Neither the Company nor any Subsidiary has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(hh) Accounting Controls. The Company and each Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ii) Disclosure Controls. The Company and each Subsidiary has established, maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company is made known to the Company’s and any Subsidiary’s principal executive officer and its principal financial officer by others within those entities, (ii) have been evaluated for effectiveness as of the end of the last fiscal period covered by the Registration Statement; and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established. There are no significant deficiencies and material weaknesses in the design or operation of internal controls which could adversely affect the Company’s or any Subsidiary’s ability to record, process, summarize, and report financial data to management and the Board of Directors of the Company. The Company is not aware of any fraud, whether or not material, that involves management or other employees who have a role in the Company’s or any Subsidiary’s internal controls; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(jj) Contracts; Off-Balance Sheet Interests. There is no document, contract, permit or instrument, or off-balance sheet transaction (including without limitation, any “variable interests” in “variable interest entities,” as such terms are defined in Financial Accounting Standards Board Interpretation No. 46) of a character required by the Securities Act to be described in the Registration Statement, the Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement or document incorporated by reference therein, which is not described or filed as required. The contracts described in the immediately preceding sentence to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Company or such Subsidiary, constitute valid and binding agreements of the Company or such Subsidiary, are enforceable against and by the Company or such Subsidiary in accordance with the terms thereof and are in full force and effect on the date hereof.

(kk) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company or any of their affiliates on the other hand, which is required to be described in the Registration Statement, Disclosure Package and the Prospectus or a document incorporated by reference therein and which has not been so described.

(ll) Brokers Fees. There are no contracts, agreements or understandings between the Company and any person (other than this Agreement) that would give rise to a valid claim against the Company or the Placement Agent for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Securities.

(mm) Forward-Looking Statements. No forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(nn) NASDAQ; Exchange Act Registration. The Common Stock is registered pursuant to Section 12(b) and/or 12(g) of the Exchange Act and is listed on the NASDAQ Capital Market. Other than as described in the Disclosure Package, the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NASDAQ Capital Market, nor has the Company received any notification that the Commission or the NASDAQ Capital Market is contemplating terminating such registration or listing. Other than as described in the Disclosure Package, the Company has complied in all material respects with the applicable requirements of the

NASDAQ Capital Market for maintenance of inclusion of the Common Stock thereon. The Company has filed a notification of the listing of the Shares and the Warrant Shares on the NASDAQ Capital Market.

(oo) Sarbanes-Oxley Act. The Company, each Subsidiary, and to the Company’s knowledge, all of the Company’s and each Subsidiary’s directors or officers, in their capacities as such, are in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the Commission. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it with the Commission. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(pp) Corporate Records. The minute books of the Company and each Subsidiary, representing all existing records of all meetings and actions of the board of directors (including, Audit, Compensation and Stock Option, and Nominating Committees) and stockholders of the Company and each Subsidiary (collectively, the “Corporate Records”) through the date of the latest meeting and action have been made available to the Placement Agent and counsel for the Placement Agent. All such Corporate Records are complete and accurately reflect, in all material respects, all transactions referred to in such Corporate Records. There are no material transactions, agreements or other actions that have been consummated by the Company or any Subsidiary that are not properly approved and/or recorded in the Corporate Records of the Company and the Subsidiaries.

(qq) Foreign Corrupt Practices. Neither the Company, any Subsidiary, nor, to the Company’s knowledge, any other person associated with or acting on behalf of the Company or any Subsidiary, including without limitation any director, officer, agent or employee of the Company or any Subsidiary, has, directly or indirectly, while acting on behalf of the Company or any Subsidiary (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity or failed to disclose fully any contribution in violation of law, (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(rr) Statistical or Market-Related Data. Any statistical, industry-related and market-related data included or incorporated by reference in the Registration Statement, the Prospectus or the Disclosure Package, are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(ss) Money Laundering Laws. The operations of the Company and each Subsidiary are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending, or to the knowledge of the Company, threatened against the Company or any Subsidiary.

(tt) OFAC. Neither the Company, the Subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any affiliate, joint venture partner or other person or entity, which, to the Company’s knowledge, will use such proceeds for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(uu) Margin Securities. The Company does not own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(vv) Rated Securities. At the Time of Sale there were, and as of the Closing Date there will be, no securities of or guaranteed by the Company that are rated by a “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) promulgated under the Securities Act.

(ww) FINRA. There are no affiliations or associations between (i) any member of FINRA and (ii) the Company or any of the Company’s officers, directors or 5% or greater securityholders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the one hundred eightieth (180th) day immediately preceding the date the Registration Statement was initially filed with the Commission, except as set forth in the Registration Statement, the Disclosure Package and the Prospectus.

(xx) Exchange Act Requirements. The Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(a), 13(e), 14 and 15(d) of the Exchange Act during the preceding 12 months (except to the extent that Section 15(d) requires reports to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act, which shall be governed by the next clause of this sentence); and the Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act since January 1, 2010, except where the failure to timely file could not reasonably be expected individually or in the aggregate to have a Material Adverse Effect.

(yy) Trading Market. No approval of the stockholders of the Company under the rules and regulations of any trading market (including Rule 5635 of the NASDAQ Marketplace Rules) is required for the Company to issue and deliver the Securities to prospective purchasers.

(zz) Regulatory Compliance.

(i) The clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company or any Subsidiary or in which the Company or any

Subsidiary or products or product candidates have participated that are described in the Registration Statement, the Disclosure Package and the Prospectus were and, if still pending, are being conducted in accordance in all material respects with all applicable federal, state or foreign statutes, laws, rules and regulations, as applicable (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA and current Good Laboratory and Good Clinical Practices) and in accordance in all material respects with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards. The descriptions in the Registration Statement, the Prospectus and the Disclosure Package of the results of such studies, tests and trials are accurate and complete in all material respects and fairly present the published data derived from such studies, tests and trials. Neither the Company nor any Subsidiary has received any notices or other correspondence from the FDA or any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA with respect to any ongoing clinical or pre-clinical studies or tests requiring the termination, suspension or material modification of such studies, tests or preclinical or clinical trials, which termination, suspension or material modification would reasonably be expected to result in a Material Adverse Effect. To the Company’s knowledge, no filing or submission to the FDA or any other federal, state or foreign regulatory body, that is intended to be the basis for any approval, contains any material misstatement or omission. The Company and each Subsidiary is in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees governing their business as prescribed by the FDA, or any other federal, state or foreign agencies or bodies, including those bodies and agencies engaged in the regulation of pharmaceuticals or biohazardous substances or materials, except where noncompliance would not, singly or in the aggregate, result in a Material Adverse Effect.

(ii) Neither the Company nor any Subsidiary has received any written notice or other communication from the FDA or any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA regarding non-compliance with the Federal Food, Drug, and Cosmetic Act (“FDCA”) and applicable FDA regulations or similar laws, statutes, ordinances, rules, or regulations of any other foreign, federal, state or local governmental or regulatory authority, including, but not limited to, any regulatory or warning letter, untitled letter, adverse inspection finding, finding of deficiency, any other compliance or enforcement action. To the Company’s knowledge, there has not been any non-compliance with or violation of any statute, law, rule, regulation, ordinance, judgment, injunction, writ, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any Subsidiary or any of their properties, as applicable (including, without limitation, the Public Health Service Act, the FDCA and those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA), that could reasonably be expected to require the issuance of any such communication, or an investigation, corrective action or enforcement action by the FDA or similar governmental or regulatory authorities. To the Company’s knowledge, no review or investigation by governmental or regulatory authorities is pending and no such review or investigation has been threatened.

(iii) Neither the Company, any Subsidiary nor, to the Company’s knowledge, any of their respective directors, officers, employees or agents has been convicted of any crime or has been the subject of an FDA debarment proceeding. Neither the Company nor any Subsidiary has been nor is now subject to FDA’s Applications Integrity Policy. To the Company’s knowledge, neither the Company, any Subsidiary nor any of its directors, officers, employees or agents, has made, or caused the making of, any false statements on, or material omissions from, any applications, approvals, reports or other submissions to the FDA or any other governmental or regulatory authority, or made any false statements on, or material omissions from, any other records or documentation prepared or maintained to comply with the requirements of the FDA or any other governmental or regulatory authority.

(iv) Neither the Company, any Subsidiary nor, to the Company’s knowledge, any of their respective directors, officers, employees or agents, have with respect to each of the following statutes, or regulations promulgated thereto: (i) engaged in activities under 42 U.S.C. §§ 1320a-7 or 1395nn; (ii) knowingly engaged in any activities under 42 U.S.C. § 1320a-7a or the Federal False Claims Act, 31 U.S.C. § 3729; or (iii) knowingly and willfully engaged in any activities under 42 U.S.C. § 1320a-7b, which are, as applicable, prohibited, cause for civil penalties, or mandatory or permissive exclusion from Medicare, Medicaid, or any other State Health Care Program or Federal Health Care Program.

Any certificate signed by any officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent in connection with the Offering shall be deemed a representation and warranty by the Company to the Placement Agent and the Investors as to the matters covered thereby.

3. Covenants. The Company covenants and agrees with the Placement Agent as follows:

(a) Reporting Obligations; Exchange Act Compliance. The Company will (i) file the Prospectus with the Commission within the time periods specified by Rule 424(b) and Rules 430A, 430B and 430C, as applicable under the Securities Act, (ii) file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act, if applicable, (iii) file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and during such period as the Prospectus would be required by law to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) (the “Prospectus Delivery Period”), and (iv) furnish copies of each Issuer Free Writing Prospectus, if any, (to the extent not previously delivered) to the Placement Agent prior to 11:00 a.m. Eastern time, on the second business day next succeeding the date of this Agreement in such quantities as the Placement Agent shall reasonably request.

(b) Abbreviated Registration Statement. If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company shall file a registration statement under Rule 462(b) with the Commission in compliance with Rule 462(b) by 8:00 a.m., Eastern time, on the business day next succeeding the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for such Rule 462(b) registration statement or give irrevocable instructions for the payment of such fee pursuant to the Rules and Regulations.

(c) Amendments or Supplements. The Company will not, during the Prospectus Delivery Period in connection with the Offering contemplated by this Agreement, file any amendment or supplement to the Registration Statement or the Prospectus unless a copy thereof shall first have been submitted to the Placement Agent within a reasonable period of time prior to the filing thereof and the Placement Agent shall not have reasonably objected thereto in good faith.

(d) Free Writing Prospectuses. The Company will (i) not make any offer relating to the Securities that would constitute an “issuer free writing prospectus” (as defined in Rule 433) or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act) required to be filed by the Company with the Commission under Rule 433 under the Securities Act unless the Placement Agent approve its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided, that the prior written consent of the Placement Agent hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule I hereto, (ii) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (iii) comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (iv) not take any action that would result in the Placement Agent or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Placement Agent that such Placement Agent otherwise would not have been required to file thereunder. The Company will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(e) Notice to Placement Agent. During the Prospectus Delivery Period, the Company will notify the Placement Agent promptly, and will, if requested, confirm such notification in writing: (i) the receipt of any comments of, or requests for additional information from, the Commission; (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Disclosure Package or the Prospectus, (iii) the time and date when any post-effective amendment to the Registration Statement becomes effective; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or any order preventing or suspending the use of the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, or the initiation of any proceedings for that purpose or the threat thereof; (v) of receipt by the Company of any notification with respect to any suspension or the approval of the Shares and Warrant Shares from any securities exchange upon which it is listed for trading or included or designated for quotation, or the initiation or threatening of any proceeding for such purpose. The Company will use its reasonable best efforts to prevent the issuance or invocation of any such stop order or suspension by the Commission and, if any such stop order or suspension is so issued or invoked, to obtain as soon as possible the withdrawal or removal thereof.

(f) Filing of Amendments or Supplements. If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) in order to make the statements therein, in the light of the circumstances when the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) is delivered to an Investor, not misleading, or if, in the opinion of counsel for the Placement Agent, it is necessary to amend or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Placement Agent, either amendments or supplements to the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) so that the statements in the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) is delivered to an Investor, be misleading or so that the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package), as amended or supplemented, will comply with law. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company promptly will notify the Placement Agent and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(g) Delivery of Copies. The Company will deliver promptly to the Placement Agent and their counsel such number of the following documents as the Placement Agent shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) copies of any Issuer Free Writing Prospectus, (iii) during the Prospectus Delivery Period, copies of the Prospectus (or any amendments or supplements thereto); (iii) any document incorporated by reference in the Prospectus (other than any such document that is filed with the Commission electronically via EDGAR or any successor system) and (iv) all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Securities under the Securities Act.

(h) Lock-Up Period. The Company hereby agrees that, without the prior written consent of Roth, it will not, during the period ending on and including the 30th day after the date hereof (as the same may be extended as described below, the “Lock-Up Period”), (i) offer, pledge, issue, sell, contract to sell, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock, including, but not limited to, any pursuant to the Company’s Sales Agreement with Cowen and Company, LLC dated March 13, 2013 and the Company’s Stock Purchase Agreement with Terrapin Opportunity, L.P. dated December 5, 2012; or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise; or (iii) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock. The restrictions contained in the preceding sentence shall not apply to (1) the Shares to be sold hereunder, (2) the issuance of shares of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding exhibits thereto) or the Prospectus, and (3) the issuance of employee stock options not exercisable during the Lock-Up Period and the grant of restricted stock awards or restricted stock units pursuant to equity incentive plans described in the Registration Statement (excluding exhibits thereto) and the Prospectus. Notwithstanding the foregoing, if (x) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the Lock-Up Period, or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this clause shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless Roth waives such extension in writing; provided, however, that this sentence shall not apply if (A) the Company meets the applicable requirements of Rule 139(a)(1) under the Securities Act in the manner contemplated by NASD Conduct Rule 2711(f)(4) (B) the Company’s securities are “actively traded” as defined in Rule 101(c)(1) of Regulation M of the Exchange Act and (C) the provisions of NASD Conduct Rule 2711(f)(4) do not restrict the publication or distribution, by the Placement Agent, of any research reports relating to the Company during the 15 days before or after the last day of the Lock-up Period (before giving effect to such extension).

(i) Earnings Statement. As soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, the Company will make generally available to holders of its securities and deliver to the Placement Agent, an earnings statement of the Company (which need not be audited) that will satisfy the provisions of Section 11(a) and Rule 158 of the Securities Act.

(j) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities in the manner set forth in the Registration Statement, Disclosure Package and the Prospectus under the heading “Use of Proceeds”.

(k) Public Communications. Prior to the Closing Date, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or the earnings, business, operations or prospects of any of them, or the offering of the Securities, without the prior written consent of the Placement Agent, unless in the reasonable judgment of the Company and its counsel, and after notification to the Placement Agent, such press release or communication is required by law or the rules of NASDAQ, in which case the Company shall use its reasonable best efforts to allow the Placement Agent reasonable time to comment on such release or other communication in advance of such issuance.

(l) Stabilization. The Company will not take directly or indirectly any action designed, or that might reasonably be expected to cause or result in, or that will constitute, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

(m) Transfer Agent. The Company shall engage and maintain, at its expense, a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Shares and Warrant Shares.

(n) Investment Company Act. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company to register as an investment company under the Investment Company Act.

(o) Sarbanes-Oxley Act. The Company will comply with all effective applicable provisions of the Sarbanes Oxley Act.

(p) Periodic Reports. During the Prospectus Delivery Period, the Company will file with the Commission such periodic and special reports as required by the Exchange Act.

(q) NASDAQ. The Company will use its reasonable best efforts to obtain approval for, and maintain the listing of the Shares and Warrant Shares on the NASDAQ for so long as the Common Stock is listed thereon.

4. Costs and Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or reimburse, if paid by the Placement Agent, all actual out-of-pocket costs and expenses incident to the performance of the obligations of the Company under this Agreement and in connection with the transactions contemplated hereby, including but not limited to costs and expenses of or relating to: (i) the preparation, printing, filing, delivery and shipping of the Registration Statement, any Issuer Free Writing Prospectus, the Disclosure Package and the Prospectus, and any amendment or supplement to any of the foregoing and the printing and furnishing of copies of each thereof to the Placement Agent and dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Securities, including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Securities, and the printing, delivery, and shipping of the certificates representing the Shares and Warrants, (iii) the fees and expenses of any transfer agent or registrar for the Shares and Warrant Shares, (iv) the filing fees required to be paid by the Placement Agent or the Company with FINRA, (v) fees, disbursements and other charges of counsel to the Company (vi) listing fees, if any, for the listing or quotation of the Shares and Warrant Shares on the NASDAQ, (vii) fees and disbursements of the Company’s auditor incurred in delivering the letter(s) described in Section 5(h) of this Agreement, (viii) reasonable fees and disbursements of counsel to the Placement Agent, and (ix) the costs and expenses of the Company and the Placement Agent in connection with the marketing of the offering and the sale of the Securities to prospective investors including, but not limited to, those related to any presentations or meetings undertaken in connection therewith including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged with the written consent of the Company in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft or other transportation chartered by the Company in connection with the road show. Notwithstanding the foregoing, the expenses of the Placement Agent (other than the filing fees set forth in clause (iv) above), including attorneys’ fees and expenses of counsel to the Placement Agent, which the Company shall be obligated to reimburse hereunder, shall not exceed the lesser of (a) $20,000 or (b) 8% of the gross proceeds received by the Company from the sale of the Securities, less the Placement Fee if the Offering is consummated. It is understood that except as provided in this Section 4, Section 6 and Section 8(b), the Placement Agent shall pay all of its own expenses.

5. Conditions of Placement Agent’s Obligations. The obligations of the Placement Agent hereunder are subject to the following conditions:

(a) Filings with the Commission. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act at or before 5:30 p.m., Eastern time, within two full business days of the date of this Agreement (or such earlier time as may be required under the Securities Act).

(b) Abbreviated Registration Statement. If the Company has elected to rely upon Rule 462(b), the registration statement filed under Rule 462(b) shall have become effective under the Securities Act by 8:00 a.m., Eastern time, on the business day next succeeding the date of this Agreement.

(c) No Stop Orders. Prior to the Closing: (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings initiated under Section 8(d) or 8(e) of the Securities Act for that purpose shall be pending or threatened by the Commission, and (ii) any request for additional information on the part of the Commission (to be included in the Registration Statement, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent.

(d) Action Preventing Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities.

(e) Objection of Placement Agent. No Prospectus or amendment or supplement to the Registration Statement shall have been filed to which the Placement Agent shall have objected in writing, which objection shall not be unreasonable. The Placement Agent shall not have advised the Company that the Registration Statement, the Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus contains an untrue statement of fact which, in their opinion, is material, or omits to state a fact which, in their opinion, is material and is required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) No Material Adverse Change. (i) Prior to the Closing, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company from that set forth in the Disclosure Package and the Prospectus that, in the Placement Agent’s reasonable judgment, is material and adverse and that makes it, in the Placement Agent’s reasonable judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Disclosure Package.

(i) There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the NYSE MKT, the NASDAQ Stock Market, NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the over the counter market or the establishing on such exchanges or market by the SEC or by such exchanges or markets of minimum or maximum prices that are not in force and effect on the date hereof;

(ii) a suspension or material limitation in trading in the Company’s securities on NASDAQ or any other exchange or market or the establishing on any such market or exchange by the SEC or by such market of minimum or maximum prices that are not in force and effect on the date hereof;

(iii) a general moratorium on commercial banking activities declared by either federal or any state authorities;

(iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, which in the Placement Agent’s sole judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities in the manner contemplated in the Prospectus; or

(v) any calamity or crisis, change in national, international or world affairs, act of God, change in the international or domestic markets, or change in the existing financial, political or economic conditions in the United States or elsewhere, that in the Placement Agent’s judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities in the manner contemplated in each of the Disclosure Package and the Prospectus.

(g) Representations and Warranties. Each of the representations and warranties of the Company contained herein shall be true and correct, in all material respects (other than those representations, warranties and agreements that are qualified as to materiality, which shall be true and correct in all respects), as of the date hereof and the Closing Date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

(h) Comfort Letter. On the Closing Date, the Placement Agent shall have received a letter from Ernst & Young LLP, addressed to the Placement Agent, executed and dated such date, confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and confirming, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Disclosure Package, as of a date not more than three business days prior to the date of such letter), the conclusions and findings of said firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial information, including any financial information contained in reports filed pursuant to the Exchange Act by the Company or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, and other matters required by the Placement Agent.

(i) On the Closing Date, there shall have been furnished to the Placement Agent the opinion and negative assurance letter of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, dated the Closing Date and addressed to the Placement Agent, in form and substance reasonably satisfactory to the Placement Agent.

(j) Officer’s Certificate. The Placement Agent shall have received on the Closing Date a certificate, addressed to the Placement Agent and dated the Closing Date, of the co-chief executive officers of the Company to the effect that:

(i) each of the representations, warranties and agreements of the Company in this Agreement are true and correct, in all material respects (other than those representations, warranties and agreements that are qualified as to materiality, which are true and correct in all respects), as of the Time of Sale and the Closing Date; and the Company has complied with all agreements and satisfied all the conditions on its part required under this Agreement to be performed or satisfied at or prior to the Closing Date;

(ii) subsequent to the respective dates as of which information is given in the Disclosure Package, there has not been (A) a material adverse change or any development involving a prospective material adverse change in the general affairs, business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (B) any transaction that is material to the Company and the Subsidiaries taken as a whole, except transactions entered into in the ordinary course of business, (C) any obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (D) except as disclosed in the Disclosure Package and in the Prospectus, any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants) or any material change in the short term or long term indebtedness of the Company or any of the Subsidiaries taken as a whole, (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of the Subsidiaries or (F) any loss or damage (whether or not insured) to the property of the Company or any of its Subsidiaries which has been sustained or will have been sustained which has had or is reasonably likely to result in a Material Adverse Effect;

(iii) no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Securities for offering or sale, nor suspending or preventing the use of the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued, and no proceedings for that purpose shall be pending or to their knowledge, threatened by the Commission or any state or regulatory body; and

(iv) the signers of said certificate have reviewed the Registration Statement, the Disclosure Package and the Prospectus, and any amendments thereof or supplements thereto (and any documents filed under the Exchange Act and deemed to be incorporated by reference into the Disclosure Package and the Prospectus), and (A) (i) the Registration Statement and any amendment thereof did not contain when the Registration Statement (or such amendment) became effective, any untrue statement of a material fact or omit to state when the Registration Statement (or such amendment) became effective, any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) as of the Time of Sale, neither the Disclosure Package nor any individual Issuer Limited Use Free Writing Prospectus, when considered together with the Disclosure Package, contained any untrue statement of material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) the Prospectus, as amended or supplemented, does not and did not contain, as of the time of filing and as of the Closing Date, any untrue statement of material fact or omit to state and did not omit to state as of such date, a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Time of Sale, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement, the Disclosure Package or the Prospectus which has not been so set forth and there has been no document required to be filed under the Exchange Act that upon such filing would be deemed to be incorporated by reference in to the Disclosure Package and into the Prospectus that has not been so filed.

(k) Secretary’s Certificate. On the Closing Date, the Company shall have furnished to the Placement Agent a Secretary’s Certificate of the Company.

(l) Other Filings with the Commission. The Company shall have prepared and filed with the Commission a Current Report of Form 8-K with respect to the transactions contemplated hereby, including as an exhibit thereto this Agreement and any other documents relating thereto.

(m) No FINRA Objection. FINRA shall not have raised any objection with respect to the fairness and reasonableness of the placement agency terms and arrangements relating to the issuance and sale of the Securities; provided, that if any such objection is raised, the Company and the Placement Agent shall negotiate promptly and in good faith appropriate modifications to such placement agency terms and arrangements in order to satisfy such objections.

(n) NASDAQ. The Shares and the Warrant Shares shall have been approved for listing on The NASDAQ Capital Market, subject to official notice of issuance.

(o) Additional Documents. Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates or documents as the Placement Agent shall have reasonably requested for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6 and Section 8 shall at all times be effective and shall survive such termination.

6. Indemnification and Contribution.

(a) Indemnification of the Placement Agent. The Company agrees to indemnify, defend and hold harmless each of the Placement Agent, its respective directors and officers, and each person, if any, who controls such Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, claim or liability, which, jointly or severally, such Placement Agent or any such person may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, the common law or otherwise, (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, damage, claim or liability (or actions in respect thereof as contemplated below) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; and, in the case of (i) and (ii) above, to reimburse such Placement Agent and each such controlling person for any and all reasonable expenses (including reasonable fees and disbursements of counsel) as such expenses are incurred by such Placement Agent or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, it arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in or omitted from, and in conformity with information concerning such Placement Agent furnished in writing by or on behalf of such Placement Agent to the Company expressly for use therein, which information the parties hereto agree is limited to the Placement Agent Information or (iii) any untrue statement or alleged untrue statement of any material fact contained in the Company’s investor presentation slides in the form furnished by the Company under Form 8-K on October 17, 2013. Notwithstanding the foregoing, the Company will not be liable to the Placement Agent pursuant to this Section 6(a) to the extent that any such loss, damage, claim or liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the Placement Agent’s willful misconduct or gross negligence.

(b) Indemnification of the Company. The Placement Agent will indemnify, defend and hold harmless the Company, its directors and officers, and any person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, claim, damage, liability or expense, as incurred to which, jointly or severally, the Company or any such person may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, the common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Placement Agent), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or the omission or alleged omission therefrom to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, in the case of each of (i) and (ii) above, to the extent but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information concerning such Placement Agent furnished in writing by or on behalf of such Placement Agent to the Company expressly for use therein and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, that the parties hereto hereby agree that such written information provided by the Placement Agent consists solely of the Placement Agent Information. Notwithstanding the provisions of this Section 6(b), in no event shall any indemnity by the Placement Agent under this Section 6(b) exceed the Placement Fee.

(c) Notice and Procedures. If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company or the Placement Agent (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 6, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise, except to the extent such failure results in the forfeiture by the indemnifying party of substantial rights or defenses. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding, (ii) the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party, in any of which events such reasonable fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel)

in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). An indemnifying party shall not be liable for any settlement of any Proceeding (including by consent to the entry of any judgment) effected without its written consent but, if settled with its written consent or if there be a final judgment for the plaintiff, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel (which fees and expenses shall be reasonably documented) as contemplated by the second sentence of this Section 6(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(d) Contribution. If the indemnification provided for in this Section 6 is unavailable to an indemnified party under subsections (a) or (b) of this Section 6 or insufficient to hold an indemnified party harmless in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party shall, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agent on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other hand shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the Placement Fee received by the Placement Agent, in each case as set forth on the cover of the Prospectus, bear to the aggregate public offering price of the Securities. The relative fault of the Company on the one hand and the Placement Agent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Placement Agent, on the other hand, and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this Section 6(d). Notwithstanding the provisions of this Section 6(d), the Placement Agent shall not be required to contribute any amount in excess of the Placement Fee. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) Representations and Agreements to Survive Delivery. The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have. The indemnity and contribution agreements of the parties contained in this Section 6 and the covenants, warranties and representations of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agent, any person who controls the Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or any affiliate of the Placement Agent, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (iii) the issuance and delivery of the Securities. The Company and the Placement Agent agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Securities, or in connection with the Registration Statement, the Disclosure Package or the Prospectus.

7. Information Furnished by Placement Agent. The Company acknowledges that the statements set forth in the tenth paragraph under the heading “Plan of Distribution” in the Prospectus (the “Placement Agent Information”) constitute the only information relating to the Placement Agent furnished in writing to the Company by the Placement Agent as such information is referred to in Sections 2 and 6 hereof.

8. Termination.

(a) The Placement Agent shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date, without liability on the part of the Placement Agent to the Company, if (i) prior to delivery and payment for the Securities (A) trading in securities generally shall have been suspended or materially limited on or by the New York Stock Exchange, the NASDAQ Stock Market, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, or the NYSE MKT (each, a “Trading Market”), (B) trading in the Common Stock of the Company shall have been suspended or materially limited on any exchange or in the over-the-counter market, (C) a general moratorium on commercial banking activities shall have been declared by federal or New York state authorities, (D) there shall have occurred any outbreak or material escalation of hostilities or acts of terrorism involving the United States or there shall have been a declaration by the United States of a national emergency or war, (E) there shall have occurred any other calamity or crisis or any material change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the reasonable judgment of the Placement Agent, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities on the Closing Date on the terms and in the manner contemplated by this Agreement, the Disclosure Package and the Prospectus, or (ii) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Disclosure Package, there has been, (A) any Material Adverse Effect or (B) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character that, in the reasonable judgment of the Placement Agent would, individually or in the aggregate, result in a Material Adverse Effect and which would, in the reasonable judgment of the Placement Agent, make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Disclosure Package. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4, Section 6, Section 8(b) and Section 11 hereof shall at all times be effective notwithstanding such termination.

(b) If this Agreement shall be terminated by the Placement Agent pursuant to Section 5, Section 8(a)(i)(B) or Section 8(a)(ii)(A) or (2) the sale of the Securities to Investors is not consummated because of any failure, refusal or inability on the part of the Company to comply with the terms or perform any agreement or obligation of this Agreement or any Subscription Agreement, other than by reason of a default by the Placement Agent, the Company will, in addition to paying the amounts described in Section 4 hereof, reimburse the Placement Agent for all of their reasonable and actual out-of-pocket disbursements (including, but not limited to, the reasonable fees and disbursements of its counsel).

9. Notices. All statements, requests, notices and agreements hereunder shall be in writing or by facsimile, and:

(a) if to the Placement Agent, shall be delivered or sent by mail, telex or facsimile transmission to:

Roth Capital Partners, LLC

888 San Clemente Drive

Newport Beach, California 92660

Attention: Aaron Gurewitz, Managing Director and Head of Equity Capital Markets

Facsimile No.: (858) 720-7227

with a copy (which shall not constitute notice) to:

LeClairRyan, A Professional Corporation

885 Third Avenue

New York, New York 10022

Attention: James T. Seery

Facsimile No.: (973) 491- 3415

E-mail address: james.seery@leclairryan.com

(b) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to:

Delcath Systems, Inc.

810 Seventh Avenue, 35th Fl

New York, New York 10019

Attn: General Counsel

Facsimile No.: (646) 562-1124

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Attention: Andrea Nicolas, Esq.

Facsimile No.: (917) 777-3416

E-mail address: andrea.nicolas@skadden.com

Any such notice shall be effective only upon receipt. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

10. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Placement Agent, the Company and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 7. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation (including the Investors), other than the persons, firms or corporations mentioned in the preceding sentence, any legal or equitable remedy or claim under or in respect of this Agreement, or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser of the Securities by reason merely of such purchase.

11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

12. No Fiduciary Relationship. The Company hereby acknowledges that the Placement Agent is acting solely as Placement Agent in connection with the offering of the Company’s securities. The Company further acknowledges that the Placement Agent is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Placement Agent act or be responsible as a fiduciary to the Company, its management, stockholders, creditors or any other person in connection with any activity that the Placement Agent may undertake or have undertaken in furtherance of the offering of the Company’s securities, either before or after the date hereof. The Placement Agent hereby expressly disclaims any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Placement Agent agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Placement Agent to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agent with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

13. Entire Agreement. This Agreement, together with the schedule and exhibits attached hereto and as the same may be amended from time to time in accordance with the terms hereof, contains the entire agreement among the parties hereto relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein.

14. Headings. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

15. Amendments and Waivers. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

16. Submission to Jurisdiction. Except as set forth below, no Proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company hereby consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Proceeding arising out of or in any way relating to this Agreement is brought by any third party against the Placement Agent. The Company hereby waives all right to trial by jury in any Proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such Proceeding brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart by facsimile shall be effective as delivery of a manually executed counterpart thereof.

[Signature pages follow]

If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

DELCATH SYSTEMS, INC.

By:	/s/ Graham G. Miao
Name: Graham G. Miao
Title: Interim Co-President and Co-Chief Executive Officer, Executive Vice President, Chief Financial Officer

Accepted as of
the date first above written:

ROTH CAPITAL PARTNERS, LLC

By:	/s/ Aaron Gurewitz
Name: Aaron Gurewitz
Title: Managing Director and Head of Equity Capital Markets

Signature Page to Placement Agency Agreement